UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com



Merrill Lynch
Global Growth
Fund, Inc.



Annual Report
August 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Global Growth Fund, Inc.



Portfolio Information As of August 31, 2003


                                    Country of           Percent of
Ten Largest Equity Holdings           Origin             Net Assets

General Electric Company           United States            3.4%
3M Co.                             United States            3.2
HSBC Holdings PLC                  United Kingdom           3.2
Samsung Electronics                South Korea              2.9
Intel Corporation                  United States            2.6
Porsche AG (Preferred)             Germany                  2.5
Unicredito Italiano SpA            Italy                    2.3
Citigroup, Inc.                    United States            2.1
ENI SpA                            Italy                    2.0
Hennes & Mauritz AB 'B'            Sweden                   1.8



                                                         Percent of
Five Largest Industries*                                 Net Assets

Semiconductors & Semiconductor Equipment                    8.5%
Oil & Gas                                                   8.2
Industrial Conglomerates                                    7.6
Metals & Mining                                             7.4
Commercial Banks                                            7.3

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After three sub par years for equity markets, we finally saw hopeful signs for a sustained economic recovery and an accompanying market upturn.

As combat gave way to restructuring in Iraq, equity markets rallied in the United States and in some European and Latin American countries, with a pickup in Asian markets following shortly after. The United States also benefited from stimulative monetary and fiscal policy, low inflation, improving corporate profits and tightening credit spreads. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. Meanwhile, the economies of several Asian countries, particularly China, have experienced strong economic growth so far in 2003.

The events and efforts of the past several months appear to have made an impression on investors and the markets. While the S&P 500 and the MSCI World indexes were both in negative territory for the six-month period ended February 28, 2003, both rebounded over the six months that followed. From February 28, 2003 to August 31, 2003, the S&P 500 and the MSCI World indexes returned +20.88% and +21.56%, respectively.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Manager


Strength during the second half of the Fund's fiscal year helped offset weakness earlier in the period, when the global stock market rally favored lower-quality and smaller-capitalization stocks.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the fiscal year ended August 31, 2003, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +8.06%, +7.17%, +7.17% and +8.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) The unmanaged benchmark Morgan Stanley Capital International (MSCI) World Index (in U.S. dollars) had a total return of +10.92% for the same period. The Fund's peer group of Lipper Global Funds, which includes the investment returns of all global equity funds regardless of investment style or market capitalization, posted an average return of +11.16% for the 12-month period.

Merrill Lynch Global Growth Fund focuses its investments on what we believe are the highest-quality and largest-capitalization growth stocks in the benchmark index. As a group, these companies provided lower total investment returns during the fiscal period than the lower-quality, smaller-capitalization growth stocks in the MSCI World Index. This dynamic contributed to the Fund's relative underperformance during the period.

Specific holdings that had a negative influence on the Fund's total investment returns during the year were Porsche AG, Verizon Communications, General Dynamics Corp., AOL Time Warner Inc., General Electric Co. and HCA Inc. We liquidated our positions in Verizon Communications, AOL Time Warner Inc. and HCA Inc. based on a change in our fundamental business outlook for these companies.

Although the Fund underperformed its benchmark in the first half of the fiscal year, it outperformed during the second half of the period. For the six-month period ended August 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +22.71%, +22.20%, +22.20% and +22.85%, respectively. This compared to a return of +21.56% for the benchmark MSCI World Index and an average return of +22.42% for its mutual fund peer group. The Fund's strong performance in the second half of the fiscal year is attributed to our strategic positioning and stock selection in the information technology, energy and health care sectors. The strongest relative performance came in the latest months of the fiscal year.


What changes were made to the portfolio during the period?

During the first half of the fiscal year, we substantially increased our weighting in the global energy sector by adding stocks in Europe, Canada, Australia and China. At the end of February 2003, the portfolio's weighting in this sector was nearly 15% of net assets compared to the MSCI World Stock Index weighting of approximately 8%. Our investments in the energy sector provided a meaning-ful benefit to relative and absolute performance for the 12-month period. During the second half of the fiscal year, we reduced our overweight position in the energy sector by selling positions in the U.S. and Europe, as we saw the greatest returns from our energy stocks in the Asia-Pacific region. Nevertheless, at the close of the period, the Fund remained overweight in the global energy sector relative to the benchmark index.

Since June, we began increasing the number of information technology
(IT) stocks in the portfolio to an overweight position. We believe that data on backlogs, shipments and prices of semiconductor memory devices are indicative of a recovery in some sectors of the industry. During the fiscal year, the Fund benefited from favorable stock selection in the IT sector while maintaining a weighting only slightly above the benchmark. Some of the most important contributors in this sector included Samsung Electronics Co. Ltd., ASML Holding N.V., Electronics Arts Inc., Intel Corporation and Altera Corporation. The majority of the positive performance came from stock selection during the second half of the fiscal year.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



We also added to our position in the industrials sector and ended the period with a relative overweighting. Companies added to the portfolio included General Electric Company, Siemens AG, Cathay Pacific Airways Ltd., A.P. Moeller-Maersk A/S and Adecco SA.

In the consumer staples sector, we moved the Fund from an overweight position to an almost equally underweight position. We liquidated several stock investments based on what we believe were relatively high valuations. Among them were Unilever PLC, Carrefour S.A., Unilever N.V., Clorox Co., Procter & Gamble Co. and Wal-Mart
Stores, Inc. We also sold the stocks of companies where business fundamentals did not develop as positively as we had anticipated. These included The Coca-Cola Co., Nestle S.A., Heineken N.V., Diageo PLC and Allied Domecq PLC.

In the health care sector, the Fund remained underweight versus the benchmark in terms of its investments in the major global pharmaceutical companies. This underweight position contributed meaningfully to the Fund's relative performance for the fiscal year. Making the most significant contribution to performance were Amgen Inc., Gilead Sciences Inc. and Alcon Inc. We sold our positions in the U.S. hospital management industry because of an unanticipated deterioration in the sector's strategic business fundamentals. The net assets from these sales were shifted into the stocks of major U.S. health maintenance organizations.


How would you characterize the portfolio's position at the close of the period?

The portfolio is structured to benefit from an anticipated improvement in the real rate of growth of consumer spending in the United States. This forecast assumes that U.S.-based small businesses and corporations will respond to the recently enacted capital investment tax incentives. We also anticipate a continuation of the above-average rates of real economic growth in China. In the last three months of the period, we saw some recovery in travel and business activity in Hong Kong and the Asia-Pacific region as fears of the SARS infection abated. These expectations are reflected in the Fund's overweight positions in the consumer discretionary, materials, information technology and energy sectors.

In the Asia-Pacific region, we ended the period underweight in Japanese stocks and modestly overweight in stocks in South Korea, China, Hong Kong and Australia. We are focused on companies that we believe could benefit from what we perceive as cyclical growth opportunities in specific business and geographic markets. In our opinion, the Fund is positioned for a global recovery in real rates of growth and corporate profitability.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 13, 2003



Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Performance Data (continued)

Recent Performance Results

                                                    6-Month          12-Month     Since Inception
As of August 31, 2003                             Total Return     Total Return     Total Return
ML Global Growth Fund, Inc.--Class A Shares*         +22.17%         + 8.06%           - 6.46%
ML Global Growth Fund, Inc.--Class B Shares*         +22.20          + 7.17            -10.60
ML Global Growth Fund, Inc.--Class C Shares*         +22.20          + 7.17            -10.65
ML Global Growth Fund, Inc.--Class I Shares*         +22.85          + 8.29            - 5.06
ML Global Growth Fund, Inc.--Class R Shares*         +23.17            --              +13.69
MSCI World Index**                                   +21.56          +10.92         +7.16/+12.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/31/97 for Class A, Class B, Class
C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total returns are from 10/31/97 and 1/03/03, respectively.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class A Shares*

Date                              Value

10/31/1997**                    $ 9,475.00
August 1998                     $10,186.00
August 1999                     $13,059.00
August 2000                     $18,437.00
August 2001                     $11,140.00
August 2002                     $ 8,202.00
August 2003                     $ 8,863.00


ML Global Growth Fund, Inc.++
Class B Shares*

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,680.00
August 1999                     $13,592.00
August 2000                     $19,035.00
August 2001                     $11,419.00
August 2002                     $ 8,341.00
August 2003                     $ 8,867.00


MSCI World Index++++

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,390.00
August 1999                     $13,823.00
August 2000                     $15,638.00
August 2001                     $11,668.00
August 2002                     $ 9,661.00
August 2003                     $10,716.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States.

Past performance is not predictive of future performance.



Average Annual Total Return


                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 8/31/03                   +8.06%           +2.38%
Five Years Ended 8/31/03                 -2.74            -3.79
Inception (10/31/97)
through 8/31/03                          -1.14            -2.05

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return         % Return
                                     Without CDSC     With CDSC**
Class B Shares*

One Year Ended 8/31/03                   +7.17%           +3.17%
Five Years Ended 8/31/03                 -3.49            -3.81
Inception (10/31/97)
through 8/31/03                          -1.90            -2.04

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class C Shares*

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,680.00
August 1999                     $13,588.00
August 2000                     $19,030.00
August 2001                     $11,425.00
August 2002                     $ 8,337.00
August 2003                     $ 8,935.00


ML Global Growth Fund, Inc.++
Class I Shares*

Date                              Value

10/31/1997**                    $ 9,475.00
August 1998                     $10,214.00
August 1999                     $13,121.00
August 2000                     $18,562.00
August 2001                     $11,251.00
August 2002                     $ 8,307.00
August 2003                     $ 8,996.00


MSCI World Index++++

Date                              Value

10/31/1997**                    $10,000.00
August 1998                     $10,390.00
August 1999                     $13,823.00
August 2000                     $15,638.00
August 2001                     $11,668.00
August 2002                     $ 9,661.00
August 2003                     $10,716.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States.

Past performance is not predictive of future performance.



Average Annual Total Return


                                       % Return         % Return
                                     Without CDSC     With CDSC**
Class C Shares*

One Year Ended 8/31/03                   +7.17%           +6.17%
Five Years Ended 8/31/03                 -3.51            -3.51
Inception (10/31/97)
through 8/31/03                          -1.91            -1.91

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**
Class I Shares*

One Year Ended 8/31/03                   +8.29%           +2.60%
Five Years Ended 8/31/03                 -2.51            -3.55
Inception (10/31/97)
through 8/31/03                          -0.89            -1.80

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Global Growth Fund, Inc.++ Class R Shares* compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


ML Global Growth Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,369.00


MSCI World Index++++

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $11,270.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States.

Past performance is not predictive of future performance.



Aggregate Total Return

                                                    % Return Without
                                                      Sales Charge
Class R Shares

Inception (1/03/03)
through 8/31/03                                          +13.69%



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments

LATIN                                                                                               Value        Percent of
AMERICA        Industry*        Shares Held  Common Stock                                     (in U.S. dollars)  Net Assets
Brazil         Metals & Mining       32,000  Companhia Vale do Rio Doce                           $      1,197,433     0.2%
                                    210,900  Companhia Vale do Rio Doce (ADR)(a)                         7,198,017     1.1

                                             Total Common Stock in Latin America
                                             (Cost--$6,689,867)                                          8,395,450     1.3


NORTH AMERICA

Canada         Auto Components      133,500  Magna International Inc. 'A'                                9,777,072     1.5

               Communications     2,121,000  ++Nortel Networks Corporation                               6,880,655     1.1
               Equipment

               Gas Utilities        352,700  TransCanada Corporation                                     6,354,016     1.0

               Media                388,800  Rogers Communications, Inc. 'B'                             5,552,484     0.9

               Metals & Mining      412,200  Barrick Gold Corporation                                    8,397,630     1.3

               Oil & Gas            230,300  Petro-Canada                                                9,068,223     1.4
                                    390,700  Suncor Energy, Inc.                                         7,323,072     1.1
                                                                                                  ----------------   ------
                                                                                                        16,391,295     2.5

               Real Estate           66,750  ++MI Developments, Inc. 'A'                                 1,328,119     0.2
                                             Total Common Stock in Canada                               54,681,271     8.5


United States  Air Freight &        101,400  United Parcel Service, Inc. (Class B)                       6,363,864     1.0
               Logistics

               Biotechnology        125,000  ++Amgen Inc.                                                8,237,500     1.3
                                    155,600  ++Gilead Sciences, Inc.                                    10,378,520     1.6
                                                                                                  ----------------   ------
                                                                                                        18,616,020     2.9

               Communications       523,600  ++Cisco Systems, Inc.                                      10,026,940     1.6
               Equipment            150,400  ++UTStarcom, Inc.                                           6,461,184     1.0
                                                                                                  ----------------   ------
                                                                                                        16,488,124     2.6

               Diversified          308,500  Citigroup Inc.                                             13,373,475     2.1
               Financial Services

               Energy Equipment      54,800  Baker Hughes Incorporated                                   1,833,608     0.3
               & Service             72,900  Diamond Offshore Drilling, Inc.                             1,472,580     0.2
                                                                                                  ----------------   ------
                                                                                                         3,306,188     0.5

               Food & Staples       100,800  SYSCO Corporation                                           3,171,168     0.5
               Retailing

               Health Care          178,300  ++Boston Scientific Corporation                            10,715,830     1.7
               Equipment &          150,100  Medtronic, Inc.                                             7,441,958     1.1
               Supplies              88,700  Stryker Corporation                                         6,723,460     1.1
                                    116,900  ++Varian Medical Systems, Inc.                              6,528,865     1.0
                                                                                                  ----------------   ------
                                                                                                        31,410,113     4.9

               Health Care           94,300  ++Anthem, Inc.                                              6,902,760     1.1
               Providers &          159,800  UnitedHealth Group Incorporated                             7,898,914     1.2
               Services              72,600  ++WellPoint Health Networks Inc.                            5,662,800     0.9
                                                                                                  ----------------   ------
                                                                                                        20,464,474     3.2

               Hotels,              346,000  International Game Technology                               8,940,640     1.4
               Restaurants &
               Leisure

               Industrial           146,800  3M Co.                                                     20,914,596     3.2
               Conglomerates        736,500  General Electric Company                                   21,778,305     3.4
                                                                                                  ----------------   ------
                                                                                                        42,692,901     6.6

               Internet & Catalog   181,200  ++eBay Inc.                                                10,062,036     1.6
               Retail



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments (continued)

NORTH AMERICA                                                                                       Value        Percent of
(concluded)    Industry*        Shares Held  Common Stock                                     (in U.S. dollars)  Net Assets
United States  Machinery            173,900  Deere & Company                                      $      9,827,089     1.5%
(concluded)                         100,100  ITT Industries, Inc.                                        6,514,508     1.0
                                                                                                  ----------------   ------
                                                                                                        16,341,597     2.5

               Semiconductors       378,300  ++Altera Corporation                                        8,489,052     1.3
               & Semiconductor      582,600  Intel Corporation                                          16,674,012     2.6
               Equipment            230,600  ++Xilinx, Inc.                                              7,111,704     1.1
                                                                                                  ----------------   ------
                                                                                                        32,274,768     5.0

               Software             318,200  ++Citrix Systems, Inc.                                      6,551,738     1.0
                                     77,200  ++Electronic Arts Inc.                                      6,928,700     1.1
                                    162,800  ++Mercury Interactive Corporation                           7,145,292     1.1
                                    140,000  ++Symantec Corporation                                      8,040,200     1.2
                                                                                                  ----------------   ------
                                                                                                        28,665,930     4.4

               Specialty Retail     184,300  Lowe's Companies, Inc.                                     10,110,698     1.6
                                    381,000  The TJX Companies, Inc.                                     8,252,460     1.3
                                                                                                  ----------------   ------
                                                                                                        18,363,158     2.9

                                             Total Common Stock in the United States                   270,534,456    42.1

                                             Total Common Stock in North America
                                             (Cost--$286,957,275)                                      325,215,727    50.6



PACIFIC BASIN

Australia      Commercial Banks     257,200  Australia and New Zealand Banking Group Ltd.                2,916,602     0.5

               Food & Staples       563,100  Woolworths Limited                                          4,286,126     0.7
               Retailing

               Industrial           195,800  Wesfarmers Limited                                          3,572,562     0.5
               Conglomerates

               Media                524,400  The News Corporation Limited                                4,480,316     0.7

               Metals & Mining    1,322,300  BHP Billiton Limited                                        9,354,536     1.4

               Oil & Gas            795,300  Woodside Petroleum Limited                                  6,872,019     1.1

                                             Total Common Stock in Australia                            31,482,161     4.9


China          Metals & Mining   23,300,000  Aluminum Corporation of China Limited 'H'                   7,095,143     1.1

                                             Total Common Stock in China                                 7,095,143     1.1


Hong Kong      Airlines           4,625,000  Cathay Pacific Airways                                      8,005,475     1.3

               Construction       1,798,000  Cheung Kong Infrastructure Holdings Limited                 3,723,092     0.6
               Materials

               Electric           6,831,400  Huaneng Power International, Inc. 'H'                       9,372,060     1.5
               Utilities

               Electrical         3,103,000  Johnson Electric Holdings Limited                           4,833,922     0.7
               Equipment

               Oil & Gas          2,732,000  CNOOC Limited                                               5,114,170     0.8
                                 15,906,000  China Petroleum and Chemical Corporation 'H'                4,843,577     0.7
                                 20,834,000  PetroChina Company Limited                                  7,279,151     1.1
                                                                                                  ----------------   ------
                                                                                                        17,236,898     2.6

               Specialty Retail     782,000  Esprit Holdings Limited                                     1,945,136     0.3

                                             Total Common Stock in Hong Kong                            45,116,583     7.0


Japan          Metals & Mining      170,500  JFE Holdings, Inc.                                          3,433,965     0.5

               Office Electronics   130,000  Canon, Inc.                                                 6,250,429     1.0

                                             Total Common Stock in Japan                                 9,684,394     1.5



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments (continued)

PACIFIC BASIN                                                                                       Value        Percent of
(concluded)    Industry*        Shares Held  Common Stock                                     (in U.S. dollars)  Net Assets
South Korea    Automobiles          235,000  Hyundai Motor Company Ltd.                           $      7,818,375     1.2%

               Chemicals             45,500  LG Chem, Ltd.                                               1,996,478     0.3

               Diversified           81,200  KT Corporation                                              3,090,872     0.5
               Telecommunication
               Services

               Metals & Mining       31,600  POSCO                                                       3,727,902     0.6

               Semiconductors        49,600  Samsung Electronics                                        18,311,903     2.9
               & Semiconductor
               Equipment

                                             Total Common Stock in South Korea                          34,945,530     5.5

                                             Total Common Stock in the Pacific Basin
                                             (Cost--$104,045,508)                                      128,323,811    20.0



WESTERN EUROPE

Denmark        Marine                 1,175  A/S Dampskibsselskabet Svendborg                            7,713,519     1.2

                                             Total Common Stock in Denmark                               7,713,519     1.2


Finland        Communications       325,000  Nokia Oyj                                                   5,323,716     0.8
               Equipment

                                             Total Common Stock in Finland                               5,323,716     0.8


France         Automobiles          203,000  PSA Peugeot Citroen                                         9,264,857     1.4

               Energy Equipment      30,100  Coflexip                                                    3,106,397     0.5
               & Service

               Media                181,200  Societe Television Francaise 1                              5,504,654     0.8

               Semiconductors       145,000  STMicroelectronics NV                                       3,605,777     0.6
               & Semiconductor
               Equipment
                                             Total Common Stock in France                               21,481,685     3.3


Germany        Distributors          70,500  Medion AG                                                   2,832,137     0.4

               Industrial            55,000  Siemens AG                                                  3,405,685     0.5
               Conglomerates

               Software              12,800  SAP AG (Systeme, Anwendungen, Produkte in der               1,536,006     0.3
                                             Datenverarbeitung)

                                             Total Common Stock in Germany                               7,773,828     1.2


Italy          Commercial Banks   3,201,000  Unicredito Italiano SpA                                    14,886,901     2.3

               Oil & Gas            849,500  ENI SpA                                                    12,833,481     2.0

                                             Total Common Stock in Italy                                27,720,382     4.3


Russia                              136,750  YUKOS (ADR)(a)                                              7,876,800     1.2

                                             Total Common Stock in Russia                                7,876,800     1.2


Spain          Commercial Banks     193,900  Banco Popular Espanol SA                                    8,728,193     1.3

               Construction          74,900  Actividades de Construccion y Servicios (ACS), SA           3,138,822     0.5
               & Engineering        152,700  Grupo Dragados SA                                           3,093,129     0.5
                                                                                                  ----------------   ------
                                                                                                         6,231,951     1.0


               IT Services        1,050,000  Amadeus Global Travel Distribution SA 'A'                   7,032,048     1.1

               Specialty Retail     252,600  Industria de Disenso Textil, SA                             6,281,512     1.0

                                             Total Common Stock in Spain                                28,273,704     4.4



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Schedule of Investments (concluded)

WESTERN EUROPE                                                                                      Value        Percent of
(concluded)    Industry*        Shares Held  Common Stock                                     (in U.S. dollars)  Net Assets
Sweden         Specialty Retail     546,100  Hennes & Mauritz AB 'B'                              $     11,495,192     1.8%

                                             Total Common Stock in Sweden                               11,495,192     1.8


Switzerland    Commercial Services  130,000  Adecco SA (Registered Shares)                               6,571,704     1.0
               & Supplies

               Health Care          113,700  Alcon, Inc.                                                 5,940,825     1.0
               Equipment & Supplies

                                             Total Common Stock in Switzerland                          12,512,529     2.0


United         Commercial         1,571,700  HSBC Holdings PLC                                          20,211,481     3.2
Kingdom        Banks

               Household            276,500  Reckitt Benckiser PLC                                       5,204,512     0.8
               Products

               Media                382,700  ++British Sky Broadcasting Group PLC ("BSkyB")              4,007,323     0.6

               Metals & Mining      356,800  Rio Tinto PLC (Registered Shares)                           7,850,366     1.2

                                             Total Common Stock in the United Kingdom                   37,273,682     5.8

                                             Total Common Stock in Western Europe
                                             (Cost--$154,120,166)                                      167,445,037    26.0



PACIFIC BASIN                                Preferred Stock
Australia      Media                473,919  The News Corporation Limited                                3,389,522     0.5

                                             Total Preferred Stock in the Pacific Basin
                                             (Cost--$3,156,733)                                          3,389,522     0.5



WESTERN EUROPE

Germany        Automobiles           37,028  Porsche AG                                                 15,773,376     2.5

                                             Total Preferred Stock in Western Europe
                                             (Cost--$15,031,559)                                        15,773,376     2.5



                       Beneficial Interest/
                                Shares Held  Short-Term Securities
                                $45,602,970  Merrill Lynch Liquidity Series, LLC Money Market
                                             Series (b)(c)                                              45,602,970     7.1
                                 30,401,980  Merrill Lynch Premier Institutional Fund (b)(c)            30,401,980     4.7

                                             Total Investments in Short-Term Securities
                                             (Cost--$76,004,950)                                        76,004,950    11.8

               Total Investments (Cost--$646,006,058)                                                  724,547,873   112.7
               Liabilities in Excess of Other Assets                                                  (81,627,936)   (12.7)
                                                                                                  ----------------   ------
               Net Assets                                                                         $    642,919,937   100.0%
                                                                                                  ================   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Security was purchased with the cash proceeds from securities loans.

(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                         Dividend/
                                               Net        Interest
Affiliate                                    Activity      Income

Merrill Lynch Liquidity Series, LLC
   Money Market Series                     $(30,317,456)   $201,486
Merrill Lynch Premier Institutional Fund    (78,849,361)   $187,766


See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Statement of Assets and Liabilities

As of August 31, 2003
Assets
               Investments, at value (including securities loaned of $67,520,347)
               (identified cost--$646,006,058)                                                              $   724,547,873
               Foreign cash (cost--$6,846,999)                                                                    6,738,423
               Receivables:
                 Securities sold                                                          $    12,898,754
                 Dividends                                                                      1,684,189
                 Capital shares sold                                                              121,981
                 Securities lending--net                                                            5,510
                 Interest                                                                           2,822        14,713,256
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           199,045
                                                                                                            ---------------
               Total assets                                                                                     746,198,597
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         76,004,950
               Payables:
                 Securities purchased                                                          18,214,295
                 Custodian bank                                                                 6,739,606
                 Capital shares redeemed                                                        1,184,746
                 Investment adviser                                                               360,988
                 Other affiliates                                                                 339,067
                 Distributor                                                                      332,139        27,170,841
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               102,869
                                                                                                            ---------------
               Total liabilities                                                                                103,278,660
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   642,919,937
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                  $      1,466,394
               Class B Shares of Common Stock, $.10 par value, 300,000,000 shares
               authorized                                                                                         4,475,001
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           987,312
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,757,021
               Class R Shares of Common Stock, $.10 par value, 300,000,000 shares
               authorized                                                                                                 2
               Paid-in capital in excess of par                                                               1,293,389,368
               Accumulated investment loss--net                                           $   (1,222,767)
               Accumulated realized capital losses on investments and foreign
               currency transactions--net                                                   (736,335,217)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               78,402,823
                                                                                          ---------------
               Total accumulated losses--net                                                                  (659,155,161)
                                                                                                            ---------------
               Net assets                                                                                   $   642,919,937
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $110,091,814 and 14,663,939 shares
               outstanding                                                                                  $          7.51
                                                                                                            ===============
               Class B--Based on net assets of $327,482,819 and 44,750,015 shares
               outstanding                                                                                  $          7.32
                                                                                                            ===============
               Class C--Based on net assets of $72,248,715 and 9,873,115 shares
               outstanding                                                                                  $          7.32
                                                                                                            ===============
               Class I--Based on net assets of $133,096,475 and 17,570,212 shares
               outstanding                                                                                  $          7.58
                                                                                                            ===============
               Class R--Based on net assets of $113.62 and 15.385 shares outstanding                        $          7.39
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Statement of Operations

For the Year Ended August 31, 2003
Investment Income

               Dividends (net of $876,771 foreign withholding tax)                                          $     9,655,484
               Interest                                                                                             471,394
               Securities lending--net                                                                              389,252
                                                                                                            ---------------
               Total income                                                                                      10,516,130
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     4,404,556
               Account maintenance and distribution fees--Class B                               3,494,392
               Transfer agent fees--Class B                                                     1,206,645
               Account maintenance and distribution fees--Class C                                 754,069
               Transfer agent fees--Class A                                                       317,329
               Transfer agent fees--Class C                                                       274,998
               Account maintenance fees--Class A                                                  266,128
               Accounting services                                                                245,576
               Transfer agent fees--Class I                                                       162,875
               Professional fees                                                                  101,827
               Custodian fees                                                                      88,276
               Directors' fees and expenses                                                        69,724
               Printing and shareholder reports                                                    69,161
               Registration fees                                                                   37,030
               Pricing fees                                                                        14,707
               Other                                                                               48,064
                                                                                          ---------------
               Total expenses                                                                                    11,555,357
                                                                                                            ---------------
               Investment loss--net                                                                             (1,039,227)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized loss on:
                 Investments--net                                                           (199,833,614)
                 Foreign currency transactions--net                                           (2,135,850)     (201,969,464)
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                 Investments--net                                                             234,006,979
                 Foreign currency transactions--net                                             (278,718)       233,728,261
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 31,758,797
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    30,719,570
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                                2003              2002
Operations

               Investment loss--net                                                       $   (1,039,227)   $   (9,227,449)
               Realized loss on investments and foreign currency transactions--net          (201,969,464)     (277,713,019)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                             233,728,261      (45,374,886)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 30,719,570     (332,315,354)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (125,144,756)     (570,533,138)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (94,425,186)     (902,848,492)
               Beginning of year                                                              737,345,123     1,640,193,615
                                                                                          ---------------   ---------------
               End of year*                                                               $   642,919,937   $   737,345,123
                                                                                          ===============   ===============
                 *Accumulated investment loss--net                                        $   (1,222,767)   $   (3,133,043)
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights

The following per share data and ratios have been derived                             Class A+++++
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance
               Net asset value, beginning of year            $     6.95   $     9.44   $    17.95   $    13.51   $    10.75
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net++                      .03        (.02)        --+++        (.06)          .07
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .53       (2.47)       (6.64)         5.50         2.94
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .56       (2.49)       (6.64)         5.44         3.01
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Realized gain on investments--net                   --           --        (.58)       (1.00)        (.18)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.29)           --        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.87)       (1.00)        (.25)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.51   $     6.95   $     9.44   $    17.95   $    13.51
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 8.06%     (26.38%)     (39.58%)       41.18%       28.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.42%        1.31%        1.18%        1.12%        1.14%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                       .40%       (.18%)      (.001%)       (.35%)         .51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  110,092   $  130,310   $  240,027   $  511,367   $  301,552
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               121.00%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment return excludes the effects of sales charges.

++Based on average shares outstanding.

+++Amount is less than $(.01) per share.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     6.83   $     9.35   $    17.75   $    13.39   $    10.68
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.03)        (.08)        (.10)        (.18)        (.03)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .52       (2.44)       (6.56)         5.44         2.92
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .49       (2.52)       (6.66)         5.26         2.89
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from:
                 Realized gain on investments--net                   --           --        (.54)        (.90)        (.18)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.20)           --        --+++
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.74)        (.90)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.32   $     6.83   $     9.35   $    17.75   $    13.39
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 7.17%     (26.95%)     (40.01%)       40.04%       27.27%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.22%        2.09%        1.95%        1.88%        1.91%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.43%)       (.99%)       (.77%)      (1.11%)       (.27%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  327,483   $  456,393   $1,046,889   $2,293,020   $1,677,022
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               121.00%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment return excludes the effects of sales charges.

++Based on average shares outstanding.

+++Amount is less than $(.01) per share.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     6.83   $     9.36   $    17.76   $    13.39   $    10.68
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.03)        (.08)        (.10)        (.19)        (.04)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .52       (2.45)       (6.56)         5.45         2.93
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .49       (2.53)       (6.66)         5.26         2.89
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                 Realized gain on investments--net                   --           --        (.54)        (.89)        (.18)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.20)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.74)        (.89)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.32   $     6.83   $     9.36   $    17.76   $    13.39
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 7.17%     (27.03%)     (39.97%)       40.05%       27.23%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.24%        2.11%        1.96%        1.89%        1.92%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.43%)       (.99%)       (.78%)      (1.12%)       (.30%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   72,249   $   95,117   $  197,356   $  423,800   $  302,247
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               121.00%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment return excludes the effects of sales charges.

++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                             Class I+++++
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     7.00   $     9.48   $    18.01   $    13.55   $    10.78
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net++                      .04        --+++          .03        (.02)          .11
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .54       (2.48)       (6.65)         5.51         2.93
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .58       (2.48)       (6.62)         5.49         3.04
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions:
                 Realized gain on investments--net                   --           --        (.59)           --        (.18)
                 In excess of realized gain on
                 investments--net                                    --           --       (1.32)       (1.03)        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
               Total distributions                                   --           --       (1.91)       (1.03)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.58   $     7.00   $     9.48   $    18.01   $    13.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 8.29%     (26.16%)     (39.39%)       41.47%       28.46%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.16%        1.06%         .93%         .87%         .90%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                       .63%         .04%         .25%       (.09%)         .88%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  133,096   $   55,525   $  155,922   $  288,517   $  171,140
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               121.00%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment return excludes the effects of sales charges.

++Based on average shares outstanding.

+++Amount is less than $.01 per share.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Financial Highlights (concluded)
                                                                                                               Class R

The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                    January 3, 2003++
                                                                                                            to August 31,
Increase (Decrease) in Net Asset Value:                                                                          2003
Per Share Operating Performance

               Net asset value, beginning of period                                                              $     6.50
                                                                                                                 ----------
               Investment income--net++++                                                                               .06
               Realized and unrealized gain on investments and foreign currency transactions--net                       .83
                                                                                                                 ----------
               Total from investment operations                                                                         .89
                                                                                                                 ----------
               Net asset value, end of period                                                                    $     7.39
                                                                                                                 ==========

Total Investment Return**

               Based on net asset value per share                                                                 13.69%+++
                                                                                                                 ==========

Ratios to Average Net Assets

               Expenses                                                                                              1.64%*
                                                                                                                 ==========
               Investment income--net                                                                                 .66%*
                                                                                                                 ==========

Supplemental Data

               Net assets, end of period (in thousands)                                                             --+++++
                                                                                                                 ==========
               Portfolio turnover                                                                                   121.00%
                                                                                                                 ==========

*Annualized.

**Total investment return excludes the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $5,085,353 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, $56,536,501 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $2,135,850 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM UK provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


For the year ended August 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD             MLPF&S

Class A                             $ 701           $ 11,969
Class I                             $  25           $    515


For the year ended August 31, 2003, MLPF&S received contingent deferred sales charges of $257,354 and $4,050 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2003, the Fund lent securities with a value of $15,414,892 to MLPF&S. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2003, MLIM, LLC received $163,357 in securities lending agent fees.

In addition, MLPF&S received $362,966 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2003, the Fund reimbursed MLIM $13,173 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $677,394,634 and $853,121,288, respectively.

Net realized losses for the year ended August 31, 2003 and net unrealized gains (losses) as of August 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses     Gains (Losses)

Long-term investments            $ (199,833,614)    $    78,541,815
Foreign currency transactions        (2,135,850)          (138,992)
                                 ---------------    ---------------
Total                            $ (201,969,464)    $    78,402,823
                                 ===============    ===============


As of August 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $78,265,513, of which $81,909,290 related to appreciated securities and $3,643,777 related to depreciated securities. At August 31, 2003, the aggregate cost of investments for Federal income tax purposes was $646,282,360.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $125,144,756 and $570,533,138 for the years ended August 31, 2003 and August 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2003++                   Shares             Amount

Shares sold                            1,447,586    $     9,404,253
Automatic conversion of shares         1,605,746         10,648,241
Shares issued resulting from
reorganization                           745,332          5,241,248
                                   -------------   ----------------
Total issued                           3,798,664         25,293,742
Shares redeemed                      (7,871,569)       (51,893,742)
                                   -------------   ----------------
Net decrease                         (4,072,905)   $   (26,558,031)
                                   =============   ================


++Effective April 14, 2003, Class D shares were redesignated Class A
Shares.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended August 31, 2002++                   Shares             Amount

Shares sold                            2,035,700    $    18,183,018
Automatic conversion of shares         4,139,062         36,215,355
                                   -------------   ----------------
Total issued                           6,174,762         54,398,373
Shares redeemed                     (12,851,926)      (110,875,087)
                                   -------------   ----------------
Net decrease                         (6,677,164)   $   (56,476,714)
                                   =============   ================

++Effective April 14, 2003, Class D shares were redesignated Class A
Shares.



Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                            1,101,287   $      7,120,141
Shares issued resulting from
reorganization                           271,517          1,862,806
                                   -------------   ----------------
Total issued                           1,372,804          8,982,947
Automatic conversion of shares       (1,639,784)       (10,648,241)
Shares redeemed                     (21,773,344)      (140,152,217)
                                   -------------   ----------------
Net decrease                        (22,040,324)   $  (141,817,511)
                                   =============   ================



Class B Shares for the Year                                  Dollar
Ended August 31, 2002                     Shares             Amount

Shares sold                            2,161,507   $     18,590,028
Automatic conversion of shares       (4,194,473)       (36,215,355)
Shares redeemed                     (43,110,945)      (365,570,987)
                                   -------------   ----------------
Net decrease                        (45,143,911)   $  (383,196,314)
                                   =============   ================



Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                              307,912   $      2,004,970
Shares issued resulting from
reorganization                            48,496            332,713
                                   -------------   ----------------
Total issued                             356,408          2,337,683
Shares redeemed                      (4,400,754)       (28,280,421)
                                   -------------   ----------------
Net decrease                         (4,044,346)   $   (25,942,738)
                                   =============   ================



Class C Shares for the Year                                  Dollar
Ended August 31, 2002                     Shares             Amount

Shares sold                              728,112   $      6,328,168
Shares redeemed                      (7,905,731)       (67,050,802)
                                   -------------   ----------------
Net decrease                         (7,177,619)   $   (60,722,634)
                                   =============   ================



Class I Shares for the Year                                  Dollar
Ended August 31, 2003++                   Shares             Amount

Shares sold                            1,162,683   $      7,798,444
Shares issued resulting from
reorganization                        11,510,221         81,644,938
                                   -------------   ----------------
Total issued                          12,672,904         89,443,382
Shares redeemed                      (3,035,018)       (20,269,958)
                                   -------------   ----------------
Net increase                           9,637,886   $     69,173,424
                                   =============   ================

++Effective April 14, 2003, Class A shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended August 31, 2002++                   Shares             Amount

Shares sold                            1,497,562    $    13,033,319
Shares redeemed                     (10,007,288)       (83,170,795)
                                   -------------   ----------------
Net decrease                         (8,509,726)   $   (70,137,476)
                                   =============   ================

++Effective April 14, 2003, Class A shares were redesignated
Class I Shares.



Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                   15   $            100
                                   -------------   ----------------
Net increase                                  15   $            100
                                   =============   ================

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended August 31, 2003.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (concluded)


6. Acquisition of Mercury Global Holdings Fund:
On July 21, 2003, the Fund acquired all of the net assets of Mercury Global Holdings Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,780,966 shares of common stock of Mercury Global Holdings Fund for 12,575,566 shares of common stock of the Fund. Mercury Global Holdings Fund's net assets on that date of $89,081,706, including $5,844,594 of net unrealized appreciation and $84,917,226 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $622,789,585.


7. Commitments:
At August 31, 2003, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $6,257,000 and $10,777,000, respectively.


8. Distributions to Shareholders:
As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $             --
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (622,850,819)*
Unrealized losses--net                               (36,304,342)**
                                                   ----------------
Total accumulated losses--net                      $  (659,155,161)
                                                   ================

*On August 31, 2003, the Fund had a net capital loss carryforward of $622,850,819, of which $20,265,967 expires in 2008, $3,964,136 expires in 2009, $246,071,814 expires in 2010 and $352,548,902 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the deferral of post-October currency and capital losses for tax purposes.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003



Report of Independent Auditors


To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2003, results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
October 22, 2003



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Directors


Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       122 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1997 to   Funds since 1999; Chairman (Americas Region)
Age: 62                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


Donald W. Burton       Director     2002 to   Manager of The Burton Partnership, Limited    23 Funds       ITC DeltaCom,
P.O. Box 9095                       present   Partnership since 1979; Managing General      37 Portfolios  Inc.; ITC Holding
Princeton,                                    Partner of the South Atlantic Venture                        Company, Inc.;
NJ 08543-9095                                 Funds, Limited Partnerships and Chairman                     Knology, Inc.;
Age: 59                                       of South Atlantic Private Equity Fund IV,                    MainBancorp,
                                              Limited Partnership since 1983; Member of                    N.A.; Pricare,
                                              the Investment AdvisoryCouncil of the                        Inc.; Symbion,
                                              Florida State Board of Administration since                  Inc.
                                              2001.


M. Colyer Crum         Director     1997 to   James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                       present   Management Emeritus, Harvard Business         38 Portfolios  Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 71                                       present; Director, Cambridge Bancorp since
                                              1969.


Laurie Simon Hodrick   Director     1999 to   Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                       present   Graduate School of Business, Columbia         37 Portfolios
Princeton,                                    University since 1998; Associate
NJ 08543-9095                                 Professor of Finance and Economics,
Age: 40                                       Graduate School of Business, Columbia
                                              University from 1996 to 1998.




MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003


Officers and Directors (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


David H. Walsh         Director     2003 to   Consultant with Putnam Investments since      21 Funds       None
P.O. Box 9095                       present   1998 and employed in various capacities       35 Portfolios
Princeton,                                    therewith from 1971 to 1992; Director,
NJ 08543-9095                                 the National Audubon Society since 1980;
Age: 61                                       Director, the American Museum of Fly
                                              Fishing since 1998.


Fred G. Weiss          Director     1998 to   Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                       present   1997; Vice President, Planning, Investment    37 Portfolios  Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co. from                   ticals, Inc.
NJ 08543-9095                                 1979 to 1997; Director, BTG International,
Age: 62                                       PLC since 2001; Director, Watson
                                              Pharmaceuticals, Inc. since 2000.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         1997 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of ML&Co.,
P.O. Box 9011          Vice         present   Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
Princeton,             President              of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
NJ 08543-9011                                 Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
Age: 49                                       Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Lawrence R. Fuller     Vice         1997 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from
P.O. Box 9011          President    present   1997 to 2000.
Princeton,
NJ 08543-9011
Age: 62


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    thereof since 1998; Assistant General Counsel of Chancellor LGT Asset
NJ 08543-9011                                 Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL GROWTH FUND, INC., AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The Board of Directors/Trustees of the Cluster A Merrill Lynch Funds determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: October 24, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.